SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 12, 2003
                           --------------------------
                Date of Report (Date of Earliest Event Reported)


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Virginia                       0-25060                  52-1889548
    --------------------            -----------------          ---------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                              7170 Riverwood Drive
                            Columbia, Maryland 21046
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (443) 259-4900
                       ----------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.     Regulation FD Disclosure.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Humphrey Hospitality Trust, Inc. (the "Company") pursuant to Item 9 of Form 8-K, in satisfaction of the public disclosure requirements of Regulation FD, and Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as it discloses historical information regarding the Company's results of operations or financial condition for three months ended March 31, 2003.

On May 12, 2003, the Company issued a press release regarding its earnings for the three months ended March 31, 2003. A copy of this release is being furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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
                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HUMPHREY HOSPITALITY TRUST, INC.



May 12, 2003                         /s/ Michael M. Schurer
                                     ---------------------------------------
                                     Michael M. Schurer
                                     Chief Financial Officer

                        HUMPHREY HOSPITALITY TRUST, INC.
                                INDEX TO EXHIBITS


Exhibit Number

99                      Press Release dated May 12, 2003.